                                                                    EXHIBIT 99.5


                           UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT
                                  SERIES 1996-3
                     FOR THE PERIOD ENDING DECEMBER 31, 1998

          Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. ("UB"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 09/17/96 (the "Supplement") among UCS, UB and the Trustee, as Servicer is required to prepare certain information each Period regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 1/01/98 - 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)        Information regarding distribution in respect of the Class A
           Certificates per $1,000 original certificate principal amount.

           (1) The total amount of the
           distribution in respect of Class A
           Certificates, per $1,000 original
           certificate principal amount                                            $58.75173611
                                                                                   ------------
           (2) The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount                                            $58.75173611
                                                                                   ------------
           (3) The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class
           A Certificates, per $1,000
           original certificate principal amount                                          $0.00
                                                                                          -----

 B)        Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1) The amount of Class A Investor
           Charge Offs                                                                    $0.00
                                                                                          -----

           (2) The amount of Class A
           Investors Charge Offs set forth in
           paragraph 1 above, per $1,000
           original certificate
           principal amount                                                               $0.00
                                                                                          -----
           (3) The total amount reimbursed in
           respect of Class A Investor Charge
           Offs                                                                           $0.00
                                                                                          -----
           (4) The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                                                   $0.00
                                                                                          -----
           (5) The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class
           A Invested Amount after giving effect
           to all transactions on such
           Distribution Date                                                              $0.00
                                                                                          -----

 C)        Information regarding
           distributions in respect of the
           Class B Certificates, per $1,000
           original certificate principal
           amount

           (1) The total amount of the
           distribution in respect of Class B
           Certificates, per $1,000 original
           certificate principal amount                                             60.77951400
                                                                                    -----------
           (2) The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class B
           Certificates, per $1,000 original
           certificate principal amount                                             60.77951400
                                                                                    -----------
           (3) The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class B
           Certificates, per $1,000 original
           certificate principal amount                                                   $0.00
                                                                                          -----

 D)        Amount of reductions in Class B
           Invested Amount pursuant to
           clauses (c), (d), and (e) of the
           definition of Class B Invested
           Amount

           (1) The amount of reductions in
           Class B Invested Amount pursuant
           to clauses (c), (d), and (e) of
           the definition of
           Class B Invested Amount                                                        $0.00
                                                                                          -----

           (2) The amount of reductions in
           the Class B Invested Amount set
           forth in paragraph 1 above, per
           $1,000 original certificate principal
           amount                                                                         $0.00
                                                                                          -----
           (3) The total amount reimbursed in
           respect of such reductions in the
           Class B Invested Amount                                                        $0.00
                                                                                          -----
           (4) The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                                                   $0.00
                                                                                          -----
           (5) The amount, if any, by which the
           outstanding principal balance of the
           Class B Certificates exceeds the Class
           B Invested Amount after giving effect
           to all transactions on such
           Distribution Date                                                              $0.00
                                                                                          -----

 E)        Information regarding certain
           distributions to the Collateral
           Interest Holder

           (1) The amount distributed to the
           Collateral Interest Holder in respect
           of interest on the Collateral Invested
           Amount                                                                 $4,233,553.05
                                                                                  -------------

           (2) The amount distributed to the
           Collateral Interest Holder in
           respect of principal on the Collateral
           Invested Amount                                                                $0.00
                                                                                          -----

F)         Amount of reductions in Collateral
           Invested Amount pursuant to
           clauses (c), (d), and (e) of the
           definition of Collateral Invested
           Amount

           (1) The amount of reductions in
           the Collateral Invested Amount
           pursuant to clauses (c), (d), and
           (e) of the definition of
           Collateral Invested Amount                                                     $0.00
                                                                                          -----
           (2) The total amount reimbursed in
           respect of such reductions in the
           Collateral Invested Amount                                                     $0.00
                                                                                          -----

                              UNIVERSAL CARD SERVICES CORP.,
                                 Servicer

                              By /s/Thomas F. Donahue
                                 ---------------------------
                                 Name:  Thomas F. Donahue
                                 Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/98):                $9,576,817,282.65
                                                                         -----------------
Beginning of the Period Finance Charge Receivables (01/01/98):              $90,433,646.72
                                                                            --------------
Beginning of the Period Discounted Receivables:                                      $0.00
                                                                                     -----
Beginning of the Period Premium Receivables:                                         $0.00
                                                                                     -----
Beginning of the Period Total Receivables (01/01/98):                    $9,667,250,929.37
                                                                         -----------------


Removed Principal Receivables:                                                       $0.00
                                                                                     -----
Removed Finance Charge Receivables:                                                  $0.00
                                                                                     -----
Removed Total Receivables:                                                           $0.00
                                                                                     -----


Additional Principal Receivables: (3/98, 5/98, 10/98)                    $6,883,622,424.20
                                                                         -----------------
Additional Finance Charge Receivables: (3/98, 5/98, 10/98)                  $73,558,046.10
                                                                            --------------
Additional Total Receivables:                                            $6,957,180,470.30
                                                                         -----------------


Discounted Receivables Generated this Period:                                        $0.00
                                                                                     -----
Premium Receivables Generated this Period:                                           $0.00
                                                                                     -----
End of the Period Principal Receivables (12/31/98):                     $14,274,783,458.43
                                                                        ------------------
End of the Period Finance Charge Receivables (12/31/98):                   $261,689,225.87
                                                                           ---------------
End of the Period Discounted Receivables:                                            $0.00
                                                                                     -----
End of the Period Premium Receivables:                                               $0.00
                                                                                     -----
End of the Period Total Receivables (12/31/98):                         $14,536,472,684.30
                                                                        ------------------


Special Funding Account Balance                                                      $0.00
                                                                                     -----
Aggregate Invested Amount (all Master Trust Series)                     $12,249,999,999.99
                                                                        ------------------

End of the Period Transferor Amount (12/31/98)                             $165,288,445.59
                                                                           ---------------


DELINQUENCIES AND LOSSES ---
                                                                             RECEIVABLES
End of the Period Delinquencies:  (12/31/98)
   31-60 Days Delinquent                                                   $166,192,354.00
                                                                           ---------------
   61-90 Days Delinquent                                                   $102,872,527.00
                                                                           ---------------
   91+ Days Delinquent                                                     $182,788,804.00
                                                                           ---------------

   Total 31+ Days Delinquent                                               $451,853,685.00
                                                                           ---------------

Defaulted Accounts During the Period                                       $643,241,153.08
                                                                           ---------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                     $850,000,000
                                                                    ------------
Class B Initial Invested Amount                                      $80,000,000
                                                                     -----------
Collateral Initial Invested Amount                                   $70,000,000
                                                                     -----------
INITIAL INVESTED AMOUNT                                                                         $1,000,000,000
                                                                                                --------------

Class A Invested Amount                                          $850,000,000.00
                                                                 ---------------
Class B Invested Amount                                           $80,000,000.00
                                                                  --------------
Collateral Invested Amount                                        $70,000,000.00
                                                                  --------------
INVESTED AMOUNT                                                                                 $1,000,000,000
                                                                                                --------------


Class A Adjusted Invested Amount                                 $850,000,000.00
                                                                 ---------------
Class B Adjusted Invested Amount                                  $80,000,000.00
                                                                  --------------
Collateral Invested Amount                                        $70,000,000.00
                                                                  --------------
ADJUSTED INVESTED AMOUNT                                                                        $1,000,000,000
                                                                                                --------------


ANNUAL SERVICING FEE                                                                            $20,000,000.04
                                                                                                --------------


INVESTOR DEFAULT AMOUNT                                                                         $53,141,367.94
                                                                                                --------------


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES
IN GROUP 1                                                                                                5.74%
                                                                                                          ----

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                                    $920,812,579.83
                                                                                               ---------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                      $0.00
                                                                                                         -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                                $284,340,815.40
                                                                                               ---------------
GROUP 1 INVESTOR ANNUAL FEES                                                                   $106,666,666.66
                                                                                               ---------------
GROUP 1 INVESTOR ANNUAL INTEREST                                                               $309,645,754.09
                                                                                               ---------------


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                                                      10.78%
                                                                                                         -----
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                                                         $212,124,112.95
                                                                                               ---------------
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                                                         $0.00
                                                                                                         -----
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                                                        $68,219,236.44
                                                                                                --------------
SERIES 1996-3 ANNUAL FEES                                                                       $20,000,000.04
                                                                                                --------------
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS                                                $2,488,735,701.28
                                                                                             -----------------
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                                                        $70,000,000.00
                                                                                                --------------

FLOATING ALLOCATION PERCENTAGE                                                                                        79.05%
                                                                                                                      -----


INVESTOR FINANCE CHARGE COLLECTIONS                                                                         $165,572,000.22
                                                                                                            ---------------
INVESTOR DEFAULT AMOUNT                                                                                      $53,141,367.94
                                                                                                             --------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                             $173,093,062.03
                                                                                                            ---------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                                      79.05%
                                                                                                                      -----
AVAILABLE PRINCIPAL COLLECTIONS                                                                           $1,936,010,520.88
                                                                                                          -----------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                                           85.00%
                                                                                                                      -----

    Class A Floating Percentage of Reallocated
    Investor Finance Charge Collections                                       $147,476,557.47
                                                                               ---------------
    Other Amounts                                                                       $0.00
                                                                                        -----
TOTAL CLASS A AVAILABLE FUNDS                                                                               $147,476,557.47
                                                                                                            ---------------

   Class A Annual Interest                                                     $49,261,975.24
                                                                               --------------
   Class A Servicing Fee (if applicable)                                                $0.00
                                                                                        -----
   Class A Investor Default Amount                                             $45,170,162.74
                                                                               --------------
TOTAL CLASS A EXCESS SPREAD                                                                                  $53,044,419.49
                                                                                                             --------------

CLASS A REQUIRED AMOUNT                                                                                               $0.00
                                                                                                                      -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                                            8.00%
                                                                                                                       ----

CLASS B AVAILABLE FUNDS                                                                                      $13,847,444.96
                                                                                                             --------------

   Class B Annual Interest                                                      $4,798,198.98
                                                                                -------------
   Class B Servicing Fee (if applicable)                                                $0.00
                                                                                        -----
TOTAL CLASS B EXCESS SPREAD                                                                                   $9,049,245.98
                                                                                                              -------------

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                                         7.00%
                                                                                                                       ----

COLLATERAL AVAILABLE FUNDS                                                                                   $12,116,514.36
                                                                                                             --------------
   Collateral Interest Servicing Fee (if  applicable)                                                                 $0.00
                                                                                                                      -----
TOTAL COLLATERAL EXCESS SPREAD                                                                               $12,116,514.36
                                                                                                             --------------

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                                          $74,210,179.83
                                                                                                             --------------

Excess Spread Applied to Class A Required Amount                               $0.00
                                                                               -----
Excess Spread Applied to Class A Investor Charge Offs                          $0.00
                                                                               -----

Excess Spread Applied to Class B Required Amount                       $4,251,309.43
                                                                       -------------
Excess Spread Applied to Reductions of Class B                                 $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                           -----

Excess Spread Applied to Collateral Annual Interest                    $4,233,553.05
                                                                       -------------

Excess Spread Applied to Unpaid Annual Servicing Fee                  $20,000,000.04
                                                                      --------------

Excess Spread Applied Collateral Default Amount                        $3,719,895.75
                                                                       -------------
Excess Spread Applied to Reductions of                                         $0.00
Collateral Invested Amount Pursuant to Clauses                                 -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                       $0.00
                                                                               -----
Excess Spread Applied to Other Amounts Owed to                                 $0.00
Collateral Interest Holder                                                     -----


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                    $42,005,421.58
                                                                      --------------

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                             $415,269,949.20
 FOR ALL ALLOCATION SERIES                                           ---------------

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                              $0.00
ALLOCATED TO SERIES 1996-3                                                     -----

Excess Finance Charge Collections Applied to
Class A Required Amount                                                        $0.00
                                                                               -----
Excess Finance Charge Collections Applied to
Class A Investor Charge Offs                                                   $0.00
                                                                               -----
Excess Finance Charge Collections Applied to
Class B Required Amount                                                        $0.00
                                                                               -----
Excess Finance Charge Collections Applied to
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)                                                    $0.00
                                                                               -----
Excess Finance Charge Collections Applied to
Collateral Annual Interest                                                     $0.00
                                                                               -----
Excess Finance Charge Collections Applied to
Unpaid Annual Servicing Fee                                                    $0.00
                                                                               -----

Excess Finance Charge Collections Applied to
Collateral Default Amount                                                                                   $0.00
                                                                                                            -----
Excess Finance Charge Collections Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)                                                                        $0.00
                                                                                                            -----
Excess Finance Charge Collections Applied to
Reserve Account                                                                                             $0.00
                                                                                                            -----
Excess Finance Charge Collections Applied to
Other Amounts Owed to Collateral Interest Holder                                                            $0.00
                                                                                                            -----
YIELD, BASE, EXCESS SPREAD RATE---
AVERAGE BASE RATE FOR THE PERIOD                                                                             7.83%
                                                                                                             ----

AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD FOR THE PERIOD                                                                                        12.03%
                                                                                                            -----
AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                                                    4.20%
                                                                                                             ----

PRINCIPAL COLLECTIONS---
CLASS A PRINCIPAL PERCENTAGE                                                                                85.00%
                                                                                                            -----

   Class A Principal Collections                                  $1,646,458,942.75
                                                                  -----------------

CLASS B PRINCIPAL PERCENTAGE                                                                                 8.00%
                                                                                                             ----

   Class B Principal Collections                                    $154,960,841.68
                                                                    ---------------

COLLATERAL PRINCIPAL PERCENTAGE                                                                              7.00%
                                                                                                             ----
   Collateral Principal Collections                                 $135,590,736.47
                                                                    ---------------

AVAILABLE PRINCIPAL COLLECTIONS                                   $1,937,010,520.90
                                                                  -----------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                           $0.00
                                                                                                            -----

SERIES 1996-3 PRINCIPAL SHORTFALL                                                                           $0.00
                                                                                                            -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
PRINCIPAL SHARING SERIES                                                                                    $0.00
                                                                                                            -----

ACCUMULATION ---

Controlled Accumulation Amount                                         $0.00
                                                                       -----
Deficit Controlled Accumulation Amount                                 $0.00
                                                                       -----
CONTROLLED DEPOSIT AMOUNT                                                                            $0.00
                                                                                                     -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                    $0.00
                                                                                                     -----
SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER
PRINCIPAL SHARING SERIES                                                                 $1,937,010,520.88
                                                                                         -----------------
INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                         $0.00
                                                                                                     -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN
BY PRINCIPAL PAYMENTS)                                                                               $0.00
                                                                                                     -----
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER
THAN BY PRINCIPAL PAYMENTS)                                                                          $0.00
                                                                                                     -----
PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                              $0.00
                                                                                                     -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
REIMBURSED                                                                                           $0.00
                                                                                                     -----
PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS
REIMBURSED                                                                                           $0.00
                                                                                                     -----


                              UNIVERSAL CARD SERVICES CORP.,
                              as Servicer


                              By /s/Thomas F. Donahue
                                 ---------------------------
                                 Name:  Thomas F. Donahue
                                 Title:  Servicing Officer